UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 1, 2017

COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 5, 2017, Cowen Inc. (the “Company”) filed, with the Securities and Exchange Commission, a Current Report on Form 8-K (the “Initial Form 8-K”) regarding the closing of its acquisition of all of the issued and outstanding equity securities of Convergex Group, Inc. (“Convergex Group”) on June 1, 2017 pursuant to a Securities Purchase Agreement between the Company and Convergex Group dated as of April 2, 2017.

This Current Report on Form 8-K/A ("Amendment No. 1") amends Item 9.01 of the Initial Form 8-K is being filed to present certain financial statements of the Company and to present certain unaudited pro forma combined financial information, which financial statements and unaudited pro forma information are filed as exhibits hereto, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited consolidated financial statements of Convergex Group as of December 31, 2016 and 2015, and the results of its operations for each of the three years in the period ended December 31, 2016 and the unaudited condensed consolidated interim financial statements of Convergex Group as of March 31, 2017 and for the three month periods ended March 31, 2017 and 2016 are attached as Exhibits 99.1 and 99.2, respectively, to this Amendment No. 1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements and explanatory notes relating to the acquisition and related transactions as of March 31, 2017, for the three month period ended March 31, 2017 and for the year ended December 31, 2016 are attached as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Ernst & Young, Independent Registered Public Accounting Firm for Convergex Group, LLC and Subsidiaries. *
99.1
Audited consolidated financial statements of Convergex Group, LLC and Subsidiaries as of December 31, 2016 and 2015 and the results of its operations for each of the three years in the period ended December 31, 2016. *

99.2	Unaudited consolidated interim financial statements of Convergex Group, LLC and Subsidiaries as of March 31, 2017 and for the three month periods ended March 31, 2017 and 2016. *
99.3	Unaudited pro forma condensed combined financial statements as of and for the three month period ended March 31, 2017 and for the year ended December 31, 2016. *

* Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.
		By:	/s/ STEPHEN A. LASOTA
		Name:	Stephen A. Lasota
Date:	August 17, 2017	Title:	Chief Financial Officer (principal financial officer and principal accounting officer)

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